LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


LETTER TO
SHAREHOLDERS
AUGUST 2001



--------------------------------------------------------------------------------
LETTER TO           Dear Shareholder:
SHAREHOLDERS
AUGUST 2001         Stock Market Review & Outlook
                    What a difference a year makes: During 1999, the majority of all stocks had negative returns for the year, while the 25 largest stocks in the S&P 500 Index, and the 10 largest stocks in the NASDAQ Composite represented more than 100% of the annual return for their respective indexes. In 2000, the growth stock bubble, predominantly made up of technology stocks, finally broke. Large and small value stocks dramatically outperformed growth stocks by a historically wide margin of 30% to 40%. While a few large capitalization stocks dominated performance in 1999, the majority of stocks in 2000, as represented by the Value Line equal weighted index outperformed, returning a positive 9.65%.

                    With technology stocks the primary contributor to the performance of the major stock market indexes in the late 90's, most other sectors experienced negative performance or contributed little to the overall performance of the indexes. This phenomenon resulted in a significant change in the weight of technology stocks within the indexes. Technology issues represented as much as 30% of the weight of the S&P 500 Index and as much as 52% of the weight of the Russell 1000 Growth Index by mid-2000. Now, due to their big weight, the recent poor performance of technology stocks has hurt the indexes' performance. The impact this has had on the indexes is most evident in the performance of the technology-laden NASDAQ Composite which technology issues helped achieve a total return of +86% in 1999. This same heavy technology weighting has led to the index's dismal -46% return over the past 12 months through July 2001. With technology's recent poor performance, this sector now represents approximately 17% of the weight of the S&P 500 Index, a 43% reduction from its weight in mid-2000. And with the recent rebalancing of the Russell 1000 Growth Index, technology has fallen from a high of 52% in June 2000 to a weight of approximately 27% at the end of July 2001, a 48% reduction. This reduction in weight represents not only poor technology stock performance, but also a significant migration of technology stocks from the Russell 1000 Index (large cap stocks) to the Russell 2000 Index (small cap stocks).

                    One of the principal reasons for the collapse in the equity markets and technology stocks in particular, was the Federal Open Market Committee's decision to raise interest rates 6 times between the second half of 1999 and the first half of 2000. In addition, there were over 100 foreign interest rate increases. This was troublesome because the Federal Reserve typically increases interest rates when there is a concern of rising inflation, which was non-existent. In addition, the Federal Reserve temporarily increased the money supply because of phantom Y2K concerns in late 1999 only to quickly reverse course and raise rates further at the start of 2000. All of these factors contributed to the global economic slowdown, with most of the world either in-or-near recession. This was particularly difficult for technology stocks because "new paradigm" thinking held that their fortunes were not dependent on economic activity or affected by the business cycle. In reality, their profits and steep price earnings ratios contracted quickly just as the textbooks predicted. Some stocks did not have any earnings to begin with. It is impossible to calculate a P/E ratio when there are no earnings, so it is not difficult to understand the magnitude of the collapse of many of these technology stocks. It is interesting to note that even with the dramatic decline of the NASDAQ 100, its' P/E ratio is still two and one-half times that of the S&P 500 because the earnings of the NASDAQ companies have all but disappeared.

                    Performance Review
                    For the six months ended June 30th, 2001, the Lou Holland Growth Fund had a negative return of -4.18%, outperforming the S&P 500 Index returns of -6.70%, the Russell 1000 Growth Stock Index return of -14.24% and the Russell Mid Capitalization Growth Stock Index return of -12.96%.

                    Year-to-date the best performing market sectors have been consumer stocks, materials & processing, transportation, and financial services, while the worst performing sectors have been healthcare, technology, utilities, and energy. We have significant exposure to consumer stocks. We are also overweighted in financial services stocks and underweighted in utilities and energy, which have had a positive impact on performance. We are overweighted in technology versus the S&P 500, however we are underweighted versus the Russell 1000 Growth index. This had a negative impact on our portfolio performance relative to the S&P 500, but had a positive effect relative to the Russell 1000 Growth index. Exposure to healthcare stocks has had a negative impact on performance. However, we are underweighted in this sector versus the Russell 1000 Growth index.



--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


                    Stock Market Outlook
                    The new paradigm for financial assets is over. We expect common stock returns to revert to their historical norm of 9-11% down from the 14-16% achieved over the last decade. Because of their abnormal strength of the last 10 years, U.S. equity returns in the early part of this decade may average only 6-8%. In order to achieve higher rates of return investors will have to increase their exposure to the developing world where the economic growth rates are higher.

                    As we look forward to the future, we continue to believe that our investment philosophy of purchasing high quality, reasonably priced mid-to-large capitalization growth companies, with a leadership position in their industries, will produce superior results for long-term investors.

                    Thank you for your continued support.

                    Sincerely,

                    /s/ Louis A. Holland

                    Louis A. Holland


--------------------------------------------------------------------------------
Line chart:

                                             Russell        Russell
                                                1000        Mid-Cap
                                              Growth         Growth
           Growth Fund        S&P 500          Index          Index
           -----------        -------        -------        -------
4/29/96        $10,000        $10,000        $10,000        $10,000
6/30/96        $10,520        $10,297        $10,363         $9,896
12/31/96       $11,462        $11,500        $11,385        $10,528
6/30/97        $13,355        $13,870        $13,611        $11,637
12/31/97       $14,663        $15,337        $14,857        $12,901
6/30/98        $17,290        $18,054        $17,885        $14,432
12/31/98       $19,905        $19,720        $20,609        $15,206
6/30/99        $20,807        $22,162        $22,763        $17,365
12/31/99       $21,701        $23,871        $27,446        $23,005
6/30/00        $22,252        $23,768        $28,606        $25,799
12/31/00       $20,925        $21,697        $21,288        $20,300
6/30/01        $20,051        $20,242        $18,255        $17,667


--------------------------------------------------------------------------------

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 523 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted earnings growth rates.

RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 396 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted earnings growth rates. These stocks are also members of the Russell 1000 Growth Index.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

     ---------------------------------------------------------------------

                             Average Annual Rate of Return for the Periods Ended June 30, 2001

                                                                                      Since Inception
                                      Year-to-Date*            1 Year                     4/29/96
                                      -------------            -----                  ---------------
Lou Holland Growth Fund                  -4.18%                -9.89%                     14.40%
S&P 500                                  -6.70%                -14.83%                    14.61%
Russell 1000 Growth Index               -14.24%                -36.17%                    12.34%
Russell Mid-Cap Growth Index            -12.96%                -31.51%                    11.63%
*Not annualized



--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001
(UNAUDITED)

ASSETS:
   Investments, at value                $11,036,814
     (cost $9,080,771)
   Receivable from Investment
     Manager                                  7,122
   Dividends receivable                       3,916
   Interest receivable                        2,327
   Receivable Fund shares sold                  250
   Other assets                              18,711
                                        -----------
   Total assets                          11,069,140
                                        -----------

LIABILITIES:
   Payable for securities purchased         280,783
   Accrued expenses and other
     liabilities                             33,836
   Fund shares payable                       10,351
                                        -----------
   Total Liabilities                        324,970
                                        -----------

NET ASSETS                              $10,744,170
                                        ===========


NET ASSETS CONSIST OF:
   Capital stock                        $ 8,092,702
   Undistributed net realized
     gain on investments                    753,186
   Undistributed net investment loss        (57,761)
   Net unrealized appreciation
     on investments                       1,956,043
                                        -----------
   Total Net Assets                     $10,744,170
                                        ===========


Shares outstanding (no par,
     unlimited shares authorized)           600,820


Net Asset Value, Redemption
     Price and Offering Price
     Per Share                          $     17.88
                                        ===========



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME:
   Dividend income (net of
     withholding tax $512)                $  37,254
   Interest income                           14,725
                                        -----------
   Total Investment Income                   51,979
                                        -----------

EXPENSES:
   Investment management fee                 44,426
   Shareholder servicing and
     accounting costs                        29,780
   Administration fee                        13,383
   Federal and state registration             7,975
   Professional fees                          7,334
   Other                                      6,305
   Director fees                              3,123
   Amortization of deferred
     organization charges                     2,591
   Custody fees                               1,425
   Reports to shareholders                      525
                                        -----------
   Total expenses before
     reimbursement                          116,867
   Less:  Reimbursement from
     Investment Manager                     (46,265)
                                        -----------
   Net Expenses                              70,602
                                        -----------

NET INVESTMENT LOSS                         (18,623)
                                        -----------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
   Net realized gain on investments         373,226
   Change in unrealized appreciation /
     (depreciation) on investments         (851,423)
                                        -----------
   Net realized and unrealized gain
     on investments                        (478,197)
                                        -----------

NET DECREASE IN NET
   ASSETS RESULTING
   FROM OPERATIONS                       $ (496,820)
                                        ===========


                     See Notes to the Financial Statements.


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                   SIX MONTHS ENDED          YEAR ENDED
                                                     JUNE 30, 2001        DECEMBER 31, 2000
                                                  ------------------     ------------------
                                                      (UNAUDITED)
OPERATIONS:
   Net investment (loss)                               $  (18,623)            $  (39,137)
   Net realized gain on investments                       373,226              1,071,972
   Change in unrealized appreciation /
     (depreciation) on investments                       (851,423)            (1,413,619)
                                                      -----------            -----------
   Net decrease in net assets
     from operations                                     (496,820)              (380,784)
                                                      -----------            -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains                                     --               (785,052)
                                                      -----------            -----------
                                                               --               (785,052)
                                                      -----------            -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                            2,277,165              1,756,219
   Shares issued to holders in
     reinvestment of dividends                                 --                782,386
   Cost of shares redeemed                             (1,678,678)            (1,901,926)
                                                      -----------            -----------
   Net increase in net assets from
     capital share transactions                           598,487                636,679
                                                      -----------            -----------


TOTAL INCREASE/(DECREASE) IN
   NET ASSETS                                             101,667               (529,157)
                                                      -----------            -----------

NET ASSETS:
   Beginning of period                                 10,642,503             11,171,660
                                                      -----------            -----------
   End of period                                      $10,744,170            $10,642,503
                                                      ===========            ===========


CHANGES IN SHARES OUTSTANDING:
   Shares sold                                            124,385                 84,753
   Shares issued to holders in
     reinvestment of dividends                                 --                 41,550
   Shares redeemed                                        (93,848)               (91,265)
                                                      -----------            -----------
   Net increase                                            30,537                 35,038
                                                      ===========            ===========


                     See Notes to the Financial Statements.


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


FINANCIAL HIGHLIGHTS
                                                   SIX MONTHS           YEAR             YEAR
                                                      ENDED             ENDED            ENDED
                                                    JUNE 30,        DECEMBER 31,     DECEMBER 31,
                                                      2001              2000             1999
                                                   -----------       -----------     -------------
                                                   (UNAUDITED)
Per Share Data:

Net asset value, beginning of period                    $18.66            $20.87           $19.21
                                                        ------            ------           ------

Income from investment operations:

   Net investment income (loss)                          (0.10)(2)         (0.07)(2)        (0.03)(2)
   Net realized and unrealized
     gains on investments                                (0.68)            (0.66)            1.76
                                                        ------            ------           ------
   Total from investment operations                      (0.78)            (0.73)            1.73
                                                        ------            ------           ------

Less distributions:
   Dividends from net investment income                     --                --               --
   Dividends from capital gains                             --             (1.48)           (0.07)
                                                        ------            ------           ------
   Total distributions                                      --             (1.48)           (0.07)
                                                        ------            ------           ------

   Net asset value, end of period                       $17.88            $18.66           $20.87
                                                        ======            ======           ======

Total return                                             (4.18)%(3)        (3.58)%           9.01%

Supplemental data and ratios:
   Net assets, end of period                       $10,770,430       $10,642,503      $11,171,660

   Ratios of expenses to average net assets
     Before expense reimbursement                         2.23%(4)          2.21%            2.48%
     After expense reimbursement                          1.35%(4)          1.35%            1.35%

   Ratio of net investment income/(loss)
     to average net assets
     Before expense reimbursement                        (1.24)%(4)        (1.21)%          (0.97)%
     After expense reimbursement                         (0.36)%(4)        (0.35)%           0.16%

   Portfolio turnover rate                               45.61%            52.72%           24.13%


(1) Commencement of operations.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(3) Not annualized.
(4) Annualized.

                     See Notes to the Financial Statements.


--------------------------------------------------------------------------------

                                       5

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                      YEAR              YEAR      APRIL 29, 1996 (1)
                                                      ENDED             ENDED           THROUGH
                                                   DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                       1998              1997             1996
                                                   -----------       -----------     -------------
Per Share Data:

Net asset value, beginning of period                    $14.18            $11.28           $10.00
                                                        ------            ------           ------
Income from investment operations:
   Net investment income (loss)                          (0.02)(2)          0.00(2)          0.00(2)
   Net realized and unrealized
     gains on investments                                 5.09              3.14             1.46
                                                        ------            ------           ------
   Total from investment operations                       5.07              3.14             1.46
                                                        ------            ------           ------

Less distributions:
   Dividends from net investment income                  (0.01)            (0.03)           (0.05)
   Dividends from capital gains                          (0.03)            (0.21)           (0.13)
                                                        ------            ------           ------
   Total distributions                                   (0.04)            (0.24)           (0.18)
                                                        ------            ------           ------

   Net asset value, end of period                       $19.21            $14.18           $11.28
                                                        ======            ======           ======

Total return                                             35.75%            27.92%           14.62%(3)

Supplemental data and ratios:
   Net assets, end of period                        $9,134,903        $5,299,916       $2,860,671

   Ratios of expenses to average net assets
     Before expense reimbursement                         2.84%             4.19%            6.50%(4)
     After expense reimbursement                          1.35%             1.35%            1.35%(4)

   Ratio of net investment income/(loss)
     to average net assets
     Before expense reimbursement                        (1.60)%           (2.83)%          (5.11)%(4)
     After expense reimbursement                         (0.11)%            0.02%            0.04%(4)

   Portfolio turnover rate                               32.84%            34.29%           30.48%

(1) Commencement of operations.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(3) Not annualized.
(4) Annualized.


                     See Notes to the Financial Statements.


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


SCHEDULE OF INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

NUMBER OF                                    MARKET
   SHARES                                     VALUE
---------                                   --------

            COMMON STOCKS - 93.2%
            AUTO & TRANSPORTATION - 1.5%
    9,375   Autoliv Inc.(f)               $  162,000
                                          ----------

            CONSUMER DISCRETIONARY - 9.1%
    7,175   Carnival Corporation             220,273
    3,850   CEC Entertainment Inc.           189,998
    3,800   Costco Wholesale Corporation     156,104
    3,550   Jones Apparel Group              153,360
    4,330   Lowe's Companies                 155,982
    2,175   Wal-mart Stores, Inc.            106,140
                                          ----------
                                             981,857
                                          ----------

            CONSUMER STAPLES - 12.0%
    3,100   Avon Products, Inc.              143,468
    2,425   CVS Corporation                   93,605
    4,425   Estee Lauder Co                  190,717
    2,525   Kimberly Clark                   141,147
   10,775   Luxottica Group S.P.A.(f)        172,400
    3,700   Safeway, Inc. *                  177,600
    4,950   Walgreen Company                 169,042
    7,600   Whole Foods Market Inc.          205,960
                                          ----------
                                           1,293,939
                                          ----------

            ENERGY / OIL - 3.2
    4,344   Exxon Mobil Corporation          189,724
    5,925   Imperial Oil Ltd(f)              152,569
                                          ----------
                                             342,293
                                          ----------

            ENERGY OTHER - 0.7%
    1,500   Schlumberger(f)                   78,975
                                          ----------

            FINANCIALS - 15.1%
    3,025   Bank of America Corp             181,591
    4,825   Charter One Financial Inc.       153,918
    5,961   Citigroup, Inc.                  314,979
    2,575   Fannie Mae                       219,261



NUMBER OF                                    MARKET
   SHARES                                     VALUE
---------                                   --------

            FINANCIALS - 15.1% (CONTINUED)
    2,600   JP Morgan Chase &
             Company                      $  115,960
    3,125   Mellon Financial Corporation     143,750
    2,050   Merrill Lynch                    121,462
    2,100   MGIC Investment                  152,544
    1,625   The PMI Group Inc.               118,072
    3,325   Safeco Corp                       98,087
                                          ----------
                                           1,619,624
                                          ----------

            FINANCIAL INSURANCE - 3.7%
    2,740   American International
             Group, Inc.                     235,640
    3,000   MBIA, Inc.                       167,040
                                          ----------
                                             402,680
                                          ----------

            HEALTH CARE / MEDICAL DEVICES - 2.0%
    2,225   Medtronic, Inc.                  102,372
    3,925   Waters Corp.                     108,369
                                          ----------
                                             210,741
                                          ----------

            HEALTH CARE / PHARMACEUTICALS - 9.3%
    2,100   Elan Corporation
             PLC - ADR *(f)                  128,100
    4,796   Johnson & Johnson Company        239,800
    1,550   Lilly Eli & Co                   114,700
    1,325   Merck & Co., Inc.                 84,681
    5,300   Pfizer, Inc.                     212,265
    2,325   Pharmacia Corporation            106,834
    3,225   Schering-Plough Corporation      116,874
                                          ----------
                                           1,003,254
                                          ----------

            MATERIALS & PROCESSING - 3.2%
    4,550   Insituform Technol Cl A          166,075
    4,900   Valspar Corporation              173,950
                                          ----------
                                             340,025
                                          ----------


                     See Notes to the Financial Statements.


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2001
(UNAUDITED)

NUMBER OF                                     MARKET
   SHARES                                     VALUE
---------                                   --------

            OTHER / CONGLOMERATE - 5.0%
    6,100   General Electric Company      $  297,375
    1,600   Honeywell International Inc.      55,984
    3,825   Zebra Tech Cl A                  187,884
                                          ----------
                                             541,243
                                          ----------

            TECHNOLOGY / IMAGING - 1.3%
   2,025    Lexmark Intl Group Inc - Cl A    136,181
                                          ----------

            TECHNOLOGY / HARDWARE - 9.7%
    4,650   EMC Corporation *                135,083
    1,587   Int'l Business Machines          179,331
    6,450   Intel Corporation                188,663
    4,150   Linear Technology Corporation    183,513
    4,850   Sandisk Corp.                    135,266
    5,850   Sun Microsystems                  91,962
    4,000   Texas Instrument                 126,000
                                          ----------
                                           1,039,818
                                          ----------

            TECHNOLOGY / SERVICE - 3.9%
    1,950   Automatic Data Processing, Inc.   96,915
    4,375   CDW Computer Centers             173,731
    7,475   Ceridian Corp.                   143,296
                                          ----------
                                             413,942
                                          ----------

            TECHNOLOGY / SOFTWARE - 7.7%
   10,500   Cognos Inc.(f)                   176,505
    5,350   Microsoft Corporation *          390,550
    4,850   Oracle Systems                    92,150
    3,825   Symantec Corporation             167,115
                                          ----------
                                             826,320
                                          ----------


            TELECOMMUNICATION EQUIPMENT - 3.1%
    4,048   Cisco Systems, Inc. *             73,674
    7,350   Nokia Corp-Adr A(f)              161,994
    4,000   Plantronics Inc.                  92,600
                                          ----------
                                             328,268
                                          ----------


NUMBER OF                                    MARKET
   SHARES                                     VALUE
---------                                   --------
            UTILITIES - 2.7%
    2,500   AES Corporation*             $   107,625
    6,125   Centurytel Inc.                  185,588
                                        ------------
                                             293,213
                                        ------------

            Total common stocks
             (cost $8,058,330)           $10,014,373
                                       =============

PRINCIPAL
 AMOUNT                                       VALUE
---------                                   --------

            SHORT-TERM
             INVESTMENTS - 9.5%
            VARIABLE RATE
             DEMAND NOTES - 9.5%
  311,792   American Family
             Demand Note - 3.36%          $  311,792
  288,775   Wisconsin Electric Demand
             Note - 3.36%                    288,775
  421,874   Wisconsin Corp. Cent Cr
             Union D Notes - 3.42%           421,874
                                        ------------
            Total variable rate demand
             notes (cost $1,022,441)      1,022,441
                                        ------------
            Total investments - 102.7%
             (cost $9,080,771)            11,036,814
            Other assets in excess of
             liabilities - (2.7%)           (292,644)
                                        ------------

            TOTAL NET ASSETS -
            100.0%                      $ 10,744,170
                                        ============


*    Non-income producing security.

(f)  Foreign Security


                     See Notes to the Financial Statements.


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)


1. ORGANIZATION            The Lou Holland Trust (the "Trust") was organized on
AND SIGNIFICANT            December 20, 1995, as a Delaware business trust and
ACCOUNTING                 is registered as a no-load, open-end diversified
POLICIES                   management investment company under the Investment
                           Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently (the
                           "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996.

                           The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $76,688. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses at the time of such redemption.

                           The following is a summary of significant accounting policies consistently followed by the Fund.

                           a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                           b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.




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                                       9

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)


                           c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

                           d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                           f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

                           g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.


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                                       10

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)



2. INVESTMENT              The aggregate purchases and sales of securities,
TRANSACTIONS               excluding short-term investments, by the Fund for the
                           six months ended June 30, 2001, as follows:

                                                 PURCHASE            SALES
                                               -------------     -------------
                           U.S. Government     $          --     $          --
                           Other               $   4,604,000     $   4,557,518

                           At June 30,2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:


                           Appreciation                             $2,584,795
                           (Depreciation)                             (628,752)
                                                                   -----------
                           Net appreciation on investments          $1,956,043
                                                                   ===========

                           At the close of business on May 2, 1996, the partners of the Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of June 30, 2001, the Fund has realized $124,840 of the appreciation.

                           At June 30, 2001, the cost of investments for federal income tax purposes was $9,080,771.



3. AGREEMENTS              The Fund has entered into an Investment Management
                           and Administration Agreement with Holland Capital
                           Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                           The Investment Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. Accordingly, for the six months ended June 30, 2001, the Adviser has waived and reimbursed the Fund $46,265.

                           HCM Investments, Inc. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the


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                                       11

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)



                           Distributor and the Trust. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                           Firstar Bank N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. Firstar Mutual Fund Services, LLC, a wholly owned limited liability company of Firstar Bank, N.A., serves as transfer agent, administrator and accounting services agent for the Fund.





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                                       12

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland Capital Management, L.P. and President, Treasurer, and Director, HCM Investments, Inc.

MONICA L. WALKER, Secretary and Trustee
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LESTER H. MCKEEVER, JR., Trustee
Managing Partner, Washington, Pittman & McKeever
Certified Public Accountants & Management Consultants

KENNETH R. MEYER, Trustee
Chairman, Chief Executive Officer
Lincoln Capital Management Company

JOHN D. MABIE, Trustee
President, Mid-Continent Capital


MANAGER
Holland Capital Management, L.P.
35 West Wacker Drive, Suite 3260
Chicago, IL 60601
Telephone (312) 553-1000

CUSTODIAN AND TRANSFER AGENT
Firstar Bank Milwaukee, N.A.
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

LEGAL COUNSEL
Jorden Burt Boros Cicchetti Berenson & Johnson
Washington, D.C.